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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 3, 2004

                             -----------------------

                         MICROTEK MEDICAL HOLDINGS, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)
                            -------------------------

                GEORGIA                            0-24866                      58-1746149
                -------                            -------                      ----------
     (State or Other Jurisdiction         (Commission File Number)             (IRS Employer
           of Incorporation)                                                Identification No.)

                 512 LEHMBERG ROAD, COLUMBUS, MISSISSIPPI 39702
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               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (662) 327-1863

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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



ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 3, 2004, Microtek Medical Holdings, Inc. (the "Company") issued a press release reporting its operating results for the quarter and period ended September 30, 2004. This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         N/A

     (b) Pro Forma Financial Information.

         N/A

     (c) Exhibits.

         Exhibit Number    Description
         --------------    -----------

         99.1 Press release dated November 3, 2004, reporting the Company's operating results for the quarter and period ended September 30, 2004



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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MICROTEK MEDICAL HOLDINGS, INC.



Date:  November 3, 2004                 By:  /s/ Dan R. Lee
                                           -------------------------------------
                                           Dan R. Lee, Chairman, President and
                                           Chief Executive Officer


                                        By:  /s/ Roger G. Wilson
                                           -------------------------------------
                                           Roger G. Wilson, Chief Financial
                                           Officer




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


                                  EXHIBIT INDEX



Exhibit Number       Description

99.1 Press release dated November 3, 2004, reporting the Company's operating results for the quarter and period ended September 30, 2004





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